Exhibit 99.2

Skillsoft Launches Debt Refinancing and Comments on Combined Results for the

Quarter Ended April 30, 2021

Refinancing Expected to Further Enhance Financial Flexibility by Reducing Interest Expense &

Increasing Free Cash Flow

Q1 Results Exceed Internal Plan, with Strong Performance in Core Content Business; Company

Remains on Track to Meet Fiscal 2022 Guidance

Boston – JUNE 21, 2021 – Skillsoft Corp. (NYSE: SKIL) (“Skillsoft” or the “Company”), a global leader in corporate digital learning, today announced it has launched marketing for a refinancing of a substantial amount of its long-term debt while repaying the remainder, which is expected to meaningfully decrease the Company’s interest expense, increase free cash flow, increase financial flexibility to grow through acquisitions, and significantly extend the maturity of any obligations. Skillsoft also noted that its Board of Directors has approved the adoption of a January 31 year-end for the Company’s financial reporting, effective immediately, to align Churchill Capital Corp II and Global Knowledge with the pre-business combination Skillsoft’s fiscal year end. In addition, Skillsoft commented on financial results for its first fiscal quarter ended April 30, 2021, reflecting the Company’s recent combinations with Churchill Capital Corp II and Global Knowledge as if the combined company had a fiscal quarter end of April 30, 2021.

“I am pleased to report that our fiscal year is off to a strong start, with results exceeding our internal plan,” said Jeffrey R. Tarr, Skillsoft’s Chief Executive Officer. “I’m especially encouraged that order intake for the Skillsoft Content Business combined with Global Knowledge grew by 9% in the quarter ended April 30, 2021. While it’s still early in the fiscal year and in our journey as the new Skillsoft, the momentum we are seeing reinforces my confidence in our ability to meet our full year fiscal 2022 guidance and create significant long-term shareholder value as we integrate the two businesses, realize synergies and complete the migration to Percipio.”

Skillsoft noted that continued growth in Percipio drove improvement in dollar retention rate during the fiscal first quarter. In addition, the Company has recently built a dedicated customer acquisition team with more than 30 experienced sellers, and expects to complete the integration of the Global Knowledge sales organization with the Skillsoft Technology & Development specialized salesforces over the coming months, consistent with its integration plan.

Mr. Tarr continued, “Skillsoft has a strong capital structure and the strategic refinancing is a proactive step that will enable us to increase our financial flexibility as we execute on attractive growth opportunities, and help our customers build a future-fit workforce, skilled and ready for the jobs of tomorrow.”

Terms of the potential refinancing will be disclosed upon the completion of the transaction, which is expected to occur in July 2021. The proposed refinancing is subject to market and other conditions and the approval of the Skillsoft Board of Directors, and there can be no assurance that it will be completed on favorable terms or at all.

Additional information is available in Skillsoft’s pre-business combination actual financial results for the fiscal quarter ended April 30, 2021, included in its Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) filed on June 17, 2021, and in Global Knowledge’s actual financial results for the fiscal quarter ended April 2, 2021, as reported in Skillsoft’s amended Form S-4 filed with the SEC on May 27, 2021 and updated herein to align with pre-combination Skillsoft’s fiscal first quarter.

About Skillsoft

Skillsoft (NYSE: SKIL) is a global leader in corporate digital learning, serving approximately 70% of the Fortune 1000, customers in over 160 countries and more than 45 million learners globally. The Company provides enterprise learning solutions to prepare organizations for the future of work, enabling them to overcome critical skill gaps, drive demonstrable behavior-change, and unlock the potential in their greatest assets – their people. Skillsoft offers the world’s most comprehensive suite of premium and original content, including the broadest and deepest library of authorized technology & developer curricula, and multiple learning modalities that dramatically increase learner engagement and retention. Skillsoft’s offerings are anchored in Percipio, its award-winning, AI-driven, immersive learning platform designed to make learning easier, more accessible and more effective. Learn more at www.skillsoft.com.

NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE METRICS

We track several non-GAAP financial measures and key performance metrics that we believe are key financial measures of our success. Non-GAAP measures and key performance metrics are frequently used by securities analysts, investors, and other interested parties in their evaluation of companies comparable to us, many of which present non-GAAP measures and key performance metrics when reporting their results. These measures can be useful in evaluating our performance against our peer companies because we believe the measures provide users with valuable insight into key components of U.S. GAAP financial disclosures. For example, a company with higher U.S. GAAP net income may not be as appealing to investors if its net income is more heavily comprised of gains on asset sales. Likewise, excluding the effects of interest income and expense moderates the impact of a company’s capital structure on its performance. However, non-GAAP measures and key performance metrics have limitations as analytical tools. Because not all companies use identical calculations, our presentation of non-GAAP financial measures and key performance metrics may not be comparable to other similarly titled measures of other companies. They are not presentations made in accordance with U.S. GAAP, are not measures of financial condition or liquidity, and should not be considered as an alternative to profit or loss for the period determined in accordance with U.S. GAAP or operating cash flows determined in accordance with U.S. GAAP. As a result, these performance measures should not be considered in isolation from, or as a substitute analysis for, results of operations as determined in accordance with U.S. GAAP.

We do not reconcile our forward-looking non-GAAP financial measures to the corresponding U.S. GAAP measures, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information necessary for a quantitative reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP financial measure is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information. We provide non-GAAP financial measures that we believe will be achieved, however we cannot accurately predict all of the components of the adjusted calculations and the U.S. GAAP measures may be materially different than the non-GAAP measures.

Forward Looking Statements

This document includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, our product development and planning, our pipeline, future capital expenditures, financial results, the impact of regulatory changes, existing and evolving business strategies and acquisitions and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully implement our plans, strategies, objectives, expectations and intentions are forward-looking statements. Also, when we use words such as “may,” “will,” “would,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “projects,” “forecasts,” “seeks,” “outlook,” “target,” goals,” “probably,” or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of Skillsoft’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including:

•	our ability to realize the benefits expected from the business combination;
•	our ability to refinance our indebtedness on terms acceptable to us;

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;
•	the impact of the ongoing COVID-19 pandemic on our business, operating results and financial condition;
•	fluctuations in our future operating results;
•	our ability to successfully identify and consummate acquisition opportunities;
•	the demand for, and acceptance of, our products and for cloud-based technology learning solutions in general;
•	our ability to compete successfully in competitive markets and changes in the competitive environment in our industry and the markets in which we operate;
•	our ability to market existing products and develop new products;
•	a failure of our information technology infrastructure or any significant breach of security;
•	the effects of pending and future legislation;
•	future regulatory, judicial and legislative changes in our industry;
•	the impact of natural disasters, public health crises, political crises, or other catastrophic events;
•	our ability to attract and retain key employees and qualified technical and sales personnel;
•	fluctuations in foreign currency exchange rates;
•	our ability to protect or obtain intellectual property rights;
•	our ability to raise additional capital;
•	the impact of our indebtedness on our financial position and operating flexibility; and
•	our ability to successfully defend ourselves in legal proceedings.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see the risk factors included in Churchill Capital Corp. II’s Annual Report on Form 10-K/A for the year ended December 31, 2020 in Part I, Item 1A and in the registration statement on Form S-4 filed by Churchill Capital Corp. II and declared effective by the Securities and Exchange Commission (the “SEC”) on May 27, 2021, and subsequent filings with the SEC.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless required by applicable law. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

Order Intake

The following table sets forth unaudited Order Intake for the three months ended April 30, 2021 and 2020 as if pre-combination Skillsoft and Global Knowledge had been combined and their fiscal quarter ends had been aligned to end on April 30:

	Three Months Ended April 30
(In thousands)	2021	2020
Content and Global Knowledge Order Intake
Percipio Order Intake	$17,111	$10,117
Dual Deployment Order Intake	9,869	12,675
Skillport Order Intake	9,318	13,912
Total Subscription Order Intake	36,298	36,704
Services & One-Time Order Intake	2,572	1,805
Global Knowledge Order Intake	65,267	57,037
Total Content and Global Knowledge	104,136	95,547

SumTotal Business Order Intake
Subscription Order Intake	20,773	26,851
Services & One-Time Order Intake	4,651	5,301
Total	25,424	32,152

Total Order Intake	$129,560	$127,699

 Annualized Recurring Revenue

The following table sets forth unaudited ARR as of April 30, 2021 and January 31, 2021 as if pre-combination Skillsoft and Global Knowledge had been combined and their fiscal quarter ends had been aligned to end on April 30 and fiscal year end had been aligned to end on January 31:

(In thousands)	April 30, 2021	January 31, 2021
Content and Global Knowledge ARR
Percipio ARR	$81,018	$75,802
Dual Deployment ARR	166,096	161,327
Skillport ARR	72,209	80,245
Total Content	319,323	317,374
Global Knowledge ARR	13,529	10,504
Total Content and Global Knowledge	332,852	327,878

SumTotal ARR
SumTotal ARR	97,153	99,148

Total ARR	$430,005	$427,026

Dollar Retention Rate

The following table sets forth our unaudited Dollar Retention Rates for the last twelve-month (“LTM”) period ended April 30, 2021 and for the three month periods ended April 30, 2021 and 2020 as if Skillsoft and Global Knowledge had been combined and their fiscal quarter had been aligned to end on April 30:

	April 30
	LTM	2021	2020
Dollar Retention Rate (“DRR”)
Percipio DRR	100%	94%	100%
Dual Deployment DRR	104%	104%	97%
Skillport DRR	70%	76%	77%
Total Content Business DRR	93%	91%	88%
SumTotal Business DRR	91%	95%	96%

Capital Structure

The following table sets forth the Skillsoft’s proforma cash and cash equivalents and long-term debt as of April 30, 2021:

(in thousands)	April 30, 2021
Assets
Cash and cash equivalents	$259,783

Liabilities
Long-term debt	$584,427

 Adjusted EBITDA

The following table sets forth Adjusted EBITDA for the period ended April 30, 2021 as if Skillsoft’s fiscal quarter ended on April 30, 2021:

				Non-GAAP
	For the Three	For the Three		for the Three
	Months ended April	Months ended April	Non-GAAP	Months ended April
	30, 2021	30, 2021	Revenue	30, 2021
($ in thousands)	Global Knowledge	Skillsoft	Adjustments	Combined
Revenues:
Total revenues	$46,677	$91,701	19,874	$158,252
Operating expenses
Cost of revenues	22,862	24,521	-	47,383
Content and software development	234	16,607	-	16,841
Selling and marketing	11,007	28,502	-	39,509
General and administrative	9,000	12,362	-	21,362
Amortization of intangible assets	1,172	34,943	-	36,115
Recapitalization and transaction-related costs	-	1,932	-	1,932
Restructuring	2,618	537	-	3,155
Total operating expenses	46,892	119,404	-	166,296
Operating income (loss):	$(215)	$(27,703)	$19,874	$(8,044)
Other income (expense), net	1,476	(352)	-	1,124
Interest income	-	10	-	10
Interest expense	(10,070)	(11,449)	-	(21,519)
Income (loss) before provision (benefit) for income taxes	(8,809)	(39,494)	19,874	(28,429)
Provision (benefit) for income taxes	840	(2,089)	-	(1,249)
Net income (loss)	$(9,649)	$(37,405)	$19,874	$(27,180)

EBITDA Computation
Interest expense, net	$10,070	$11,439	$-	$21,509
Provision for income taxes	840	(2,089)	-	(1,249)
Depreciation and amortization	2,589	37,362	-	39,951
Impairment of goodwill and intangible assets	-	-	-	-
EBITDA	3,850	9,307	19,874	33,031
Adjusted EBITDA Computation
Plus: Non-recurring retention and consulting costs	-	707	-	707
Plus: Recapitalization and transaction-related costs	1,393	1,932	-	3,325
Plus: Restructuring and contract terminations	2,618	537	-	3,155
Plus: Integration and migration related	-	779	-	779
Plus: Foreign currency and other non-cash expense	(255)	171	-	(84)
Plus: Impact of fresh-start and purchase accounting	-	18,021	(19,874)	(1,853)
Plus: Stock-based compensation expense	-	-	-	-
Plus: Other add backs	(1,579)	422	-	(1,157)
Adjusted EBITDA	$6,028	$31,876	$-	$37,904

Note:  Global Knowledge revenue above does not include $8,089 in reseller fees, which are presented on a net basis.

Contacts

Investors

James Gruskin

james.gruskin@skillsoft.com

Media

Caitlin Leddy

caitlin.leddy@skillsoft.com